Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER  PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE  SARBANES-OXLEY ACT OF 2002

I, Michael Chavez, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Allmarine Consultants Corporation on Form 10-QSB for the quarterly period ended November 30, 2006 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-QSB fairly presents in all material respects the financial condition and results of operations of Allmarine Consultants Corporation.

Allmarine Consultants Corporation

By: /s/ Michael Chavez
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Michael Chavez
Chief Executive Officer and
Chief Financial Officer
(Principal Accounting Officer)

 DATED: January 22, 2007